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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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Date of Report (date of earliest event reported):  May 30, 1997


                               ZAPATA CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                       1-4219                C-74-1339132
(State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
      of incorporation)                                     Identification No.)


                              1717 St. James Place
                                    Suite 550
                              Houston, Texas 77056
                    (Address of principal executive offices)


                                 (713) 940-6100
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 5.       Other Events

         The information set forth in the attached press release issued by Zapata Corporation and filed as Exhibit 99 hereto announcing the Company's repurchase of 6.7 million shares of common stock.


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits.

              Exhibit 99 - Zapata Corporation press release dated May 30, 1997.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ZAPATA CORPORATION



                                   By: /s/ Joseph L. von Rosenberg III
                                      ----------------------------------------
                                      Joseph L. von Rosenberg III
                                      Executive Vice President, General Counsel
                                        and Corporate Secretary



Date:  June 3, 1997



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                                  EXHIBIT INDEX


         Exhibit                          Description
         -------                          -----------
         Exhibit 99        Zapata Corporation press release dated May 30, 1997.